Q2 2011 Conference Call

ITW Conference Call
Second Quarter
2011
Exhibit 99.2

Q2 2011 Conference Call

ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2011 Forecasts…..……….….…… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

Q2 2011 Conference Call

ITW
Forward - Looking Statements
 This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation
 Reform Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted
 net income per share, restructuring expenses and related
 benefits, tax rates, end market conditions, and the
 Company’s related 2011 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors
 which could cause actual results to differ materially from
 those anticipated. Important risks that could cause actual
 results to differ materially from the Company’s
 expectations are detailed in ITW’s Form 10-K for 2010.

Q2 2011 Conference Call

Conference Call Playback
Replay number: 402-220-9704
No pass code necessary
Telephone replay available through midnight of
 August 9, 2011
Webcast / PowerPoint replay available at
 www.itw.com

Q2 2011 Conference Call
ITW
Quarterly Highlights

Q2 2011 Conference Call

ITW
Quarterly Operating Analysis

Q2 2011 Conference Call

ITW
Non Operating & Taxes

Q2 2011 Conference Call

ITW
Invested Capital

Q2 2011 Conference Call

ITW
Debt & Equity

Q2 2011 Conference Call

ITW
Cash Flow

Q2 2011 Conference Call

ITW
Acquisitions

Q2 2011 Conference Call

Transportation
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs Q2’10)
• Segment organic revenues: +7.4%
• Auto OEM/Tiers: Worldwide base
 revenue growth of 7.5%; impacted
 modestly by Japan disaster
 – North American base revenues:
 +6.6% vs. 1% growth in North
 America auto builds
 – International base revenues: +8.2%
 vs. 4% growth in European auto
 builds
 – 2011 full year auto build forecast:
 • North America: 12.9 - 13.1 million units
 • Europe: 19.8 - 20.0 million units

• Auto aftermarket worldwide base
 revenues: modest 1.3% growth due
 to rise in gas prices and lower miles
 driven

Q2 2011 Conference Call

Industrial Packaging
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues: +9.6%
 reflected solid industrial production
 activity worldwide
 – Total North American industrial
 packaging base revenues: +11.2%
 – Total international industrial
 packaging base revenues: +7.6%
• Worldwide strapping and related
 equipment base revenues: +8.8%
 – North America: +12.9%
 – International: +6.2%
• Protective packaging base revenues:
 +11.3%

Q2 2011 Conference Call

Power Systems and Electronics
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues: +11.9%
 due to strong contributions from
 welding and PC board fabrication
 businesses
• Worldwide welding base revenues:
 +18.2%
 – North America welding base
 revenues: +19.9% due to heavy
 equipment OEMs and manufacturers
 – International welding base revenues:
 +14.1% as Europe and Asia Pacific
 both contributed to organic growth
• Electronics: +4.1% largely due to
 contribution from PC board
 fabrication businesses

Q2 2011 Conference Call

Food Equipment
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues: +1.9%
 as equipment sales moderated
 internationally
• Total North America base revenues:
 +4.2%
 – Equipment base revenues: +6.2%
 – Service base revenues: +3.0%
• International base revenues:
 -0.4%
 – Equipment base revenues: -2.8%
 – Service base revenues: +2.1%

Q2 2011 Conference Call

Construction Products
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues: -2.2%
 as European growth moderates
 and North America remains weak
• International construction base
 revenues: +2.1%
 – Europe base revenues: +6.1%
 – Asia Pacific base revenues: -2.8%
• North America construction base
 revenues: -10.7%
 – Residential base revenues: -8.1%
 – Commercial base revenues: -24.0%
 but -5.3% excluding one-time
 revenue gain in Q2’10
 – Renovation base revenues: -3.1%

Q2 2011 Conference Call

Polymers and Fluids
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs Q2’10)
• Segment organic revenues:
 +1.5% reflected moderated
 industrial demand for polymer
 products in North American and
 international end markets; fluid
 demand stronger
• Worldwide polymers: Flat
• Worldwide fluids: +5.6%

Q2 2011 Conference Call

Decorative Surfaces
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues: +6.5%
• North America laminate base
 revenues: +4.9% due to ongoing
 product innovation and
 penetration in commercial
 construction
• International base revenues:
 +8.3% due to increased activity in
 Asia Pacific (China) and Europe

Q2 2011 Conference Call

All Other
Quarterly Analysis
Q2 2011
Key Points (Q2’11 vs. Q2’10)
• Segment organic revenues:
 +8.1%
• Worldwide test and
 measurement base revenues:
 +17.0% as equipment orders
 improved in Asia Pacific
 (China) and Europe
• Worldwide consumer
 packaging base revenues:
 +5.7% due to strength in the
 decorating and consumer
 packaging businesses
• Worldwide industrial/appliance
 base revenues: -0.5% due to
 weakness in appliance sector

Q2 2011 Conference Call

ITW
2011 Forecast

Q2 2011 Conference Call

ITW 2011 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $800 million to $1 billion range
 for the year
• Restructuring costs of $40 to $50 million for the full year
• Tax rate range of 28.5% to 29.5% for Q3 and full year
 (excludes the impact of the Q1 Australian tax case)

Q2 2011 Conference Call

ITW Conference Call

Q & A
Second Quarter
2011